Exhibit 99.2

PRESS RELEASE

September 9, 2026

Independence Realty Trust and Centerspace to Merge in $8.1 Billion Combination

Creating a leading middle-market apartment REIT with greater scale, broader geographic diversification, and an expanded value-add growth pipeline — positioned to deliver attractive risk-adjusted returns with no additional leverage.

Transaction Highlights

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Creates a leading public residential REIT with a pro forma equity market capitalization of approximately $5.0 billion and an enterprise value of approximately $8.1 billion, with more than 44,000 apartment units in the combined portfolio

●	Increases geographic diversification across high-growth markets, with 58% of pro forma NOI derived from Sunbelt markets, 27% from Midwest markets, and 15% from Mountain West markets

●	Expands margins by scaling proven operational initiatives and innovations — including technology, new Wi-Fi revenue streams, and broader value-add initiatives — across a larger portfolio

●	Accretive to both IRT and Centerspace stockholders with estimated uplift of approximately 5% to 2027 Core FFO per share, supported by approximately $24 million of annualized synergies

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Increases market capitalization and free float by 28% and 27% to $5.0 billion and $4.8 billion, respectively, resulting in an increased weighting within the MSCI US REIT Index, FTSE NAREIT All Equity REITs Index, S&P MidCap 400 Index, and other related benchmarks

PHILADELPHIA, PA and MINNEAPOLIS, MN (September 9, 2026) — Independence Realty Trust, Inc. (NYSE: IRT) (“IRT”) and Centerspace (NYSE: CSR) (“Centerspace”) today announced that they have entered into a definitive merger agreement under which Centerspace and IRT will combine in an all-stock transaction, creating a leading middle-market multifamily REIT focused on high-growth, non-gateway markets. The combined company is expected to have a pro forma equity market capitalization of approximately $5.0 billion and a total enterprise value of approximately $8.1 billion.

Scott Schaeffer, Chairman and CEO of IRT, said, “We are excited to bring together two highly complementary portfolios in a transaction that strengthens the growth profile of the combined company. By pairing our high-growth Sunbelt portfolio — which remains our largest exposure and primary growth engine — with Centerspace’s stable Midwest and recovering Mountain West communities, we are building a platform in markets that have historically delivered above-average NOI growth with lower volatility. We expect the added scale to compound that advantage: greater efficiency across a larger operating base, and an expanded value-add renovation program and other income initiatives across a larger platform.”

Anne Olson, President and CEO of Centerspace, stated, “This transaction delivers compelling value for Centerspace shareholders, who will benefit from participation in a larger, more efficient enterprise with enhanced access to capital markets, and a meaningful reduction in leverage. Our complementary portfolio of high-quality Midwest and Mountain West apartment communities is located in markets experiencing accelerating migration and strong employment growth — this is a natural fit with IRT’s scaled operating platform and proven value creation strategies. We are excited for our shareholders to participate in the long-term upside of the combined company.”

Under the terms of the merger agreement, which has been unanimously approved by the Board of Directors of both IRT and Centerspace, Centerspace shareholders will receive 3.800 shares of IRT common stock for each share of Centerspace common stock owned and holders of common units in Centerspace’s operating partnership will receive 3.800 common units in IRT’s operating partnership, subject to certain adjustments. This will result in the aggregate issuance of approximately 67.6 million IRT shares and common partnership units. At closing, IRT will assume Centerspace’s outstanding preferred units. Upon closing, IRT stockholders will own approximately 78% and Centerspace shareholders will own approximately 22% of the combined company’s equity on a fully diluted basis, excluding preferred units.

The transaction is expected to close as early as the end of the fourth quarter of 2026, subject to approval by each of IRT’s stockholders and Centerspace’s shareholders, the timing of lender consents, and satisfaction of other customary closing conditions. The transaction is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Summary of Strategic Rationale

The merger of IRT and Centerspace is expected to create a number of operational and financial benefits, including:

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Enhanced Portfolio Diversification Across High-Growth Markets: The transaction will strengthen IRT’s diversification across Sunbelt, Midwest, and Mountain West markets demonstrating outsized population and employment growth trends. The combined company will own and operate 163 multifamily communities across 17 states, with 58% of pro forma NOI derived from Sunbelt markets, 27% from Midwest markets, and 15% from Mountain West markets. Approximately 80% of pro forma NOI is derived from markets with top-quartile projected population growth. Importantly, the combined portfolio is expected to deliver above-average NOI growth with lower volatility compared with the U.S. average. The combination maintains IRT’s high-growth Sunbelt focus, while adding low-volatility Midwest and Mountain West markets, where there is strong population-driven growth in demand.

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Greater Scale Delivers Value Across Portfolio: The transaction will create a leading publicly traded multifamily REIT with a combined portfolio of 44,354 units. The combined company is expected to be well-positioned to increase cash flow at the property level due to economies of scale. Further, the combined company’s larger operating base is expected to support IRT’s ongoing efforts to retain top talent and increase brand recognition in the multifamily sector.

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Expanded Value-Add Pipeline Leading to Significant Organic Growth: The combined company is expected to have an expanded pipeline of units available for future redevelopment through IRT’s proven and robust value-add program, which has generated historical return on investment of approximately 16%. In addition, the rollout of IRT’s Wi-Fi initiative across the Centerspace portfolio is expected to enable IRT to deliver greater NOI and earnings growth over time.

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Unlocking Synergies and Operational Savings: The combination of IRT and Centerspace will create a stronger and more competitive operating platform through the integration of best practices from both companies. Annualized synergies are estimated to be approximately $24 million. In addition, through enhanced scale and leveraging of the combined company’s technology and operating systems, the combined company is expected to capture additional operational synergies. These enhancements are expected to be realized upon full integration, which is expected to occur over the 12-month period following the closing of the merger.

●	Immediately Accretive: The transaction is expected to be approximately 5% accretive to IRT’s 2027 Core FFO per share on a leverage neutral basis.

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Increased Free Float and Improved Trading Liquidity: The combined company’s enhanced equity market capitalization and free float are expected to result in increased weighting within the MSCI US REIT Index, FTSE NAREIT All Equity REITs Index, S&P MidCap 400 Index, and other related benchmarks. The combined company is expected to have increased average daily trading volume, enhancing institutional accessibility and index-tracking efficiency.

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Robust Financial Strength and Improved Flexibility: The combined company is expected to retain its investment grade credit ratings of BBB/BBB (S&P/Fitch) and a well-laddered debt maturity profile. The enhanced scale is expected to further improve IRT’s access to capital markets and lower its cost of capital over the long term, with the combined company benefitting from an expanded investor base through enhanced trading liquidity. In addition, the combined company is expected to benefit from improved cost efficiencies, with pro forma G&A load as a percentage of assets ratio of 0.37% — reflecting a reduction of 24% and 57% over stand-alone IRT and Centerspace, respectively.

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Continued Commitment to Responsible Governance Practices: The combined company will have an expanded independent board majority and will continue to advance energy efficiency and sustainability initiatives across the portfolio.

Leadership and Organization

IRT’s management team will continue to lead the combined company. Scott Schaeffer will serve as Chairman and Chief Executive Officer, and James Sebra will serve as President and Chief Financial Officer. Upon completion of the merger, the Board of Directors of IRT will be expanded to 11 members, including nine directors from IRT and two directors from Centerspace. Corporate headquarters will remain in Philadelphia, PA.

The combined company will retain the Independence Realty Trust name and will continue to trade under the ticker symbol “IRT” on the New York Stock Exchange.

Dividend Policy

IRT currently expects to continue to pay its quarterly dividend of $0.18 per share of common stock following the closing. Both companies intend to maintain regular quarterly dividend payments through completion of the transaction, except that, in the quarter in which the closing occurs, Centerspace will declare and pay a stub cash dividend of $0.09, prorated for the number of days elapsed in such quarter prior to closing.

Advisors

RBC Capital Markets and Rothschild & Co. are acting as financial advisors and Troutman Pepper Locke LLP is acting as legal advisor to IRT. BMO Capital Markets Corp. is acting as financial advisor, and Wachtell, Lipton, Rosen & Katz is acting as legal advisor to Centerspace.

Conference Call and Webcast

IRT and Centerspace will host a joint investor conference call on September 9, 2026 at 9:00 AM ET. Interested parties can join the live webcast by accessing the Investor Relations section of IRT’s website at www.irtliving.com or by dialing 1.833.461.5787, access code 674326343.

For those who are not available to listen, a replay will be available shortly following the call from the Investor section of IRT’s website, https://investors.irtliving.com.

About Independence Realty Trust

Independence Realty Trust, Inc. (NYSE: IRT), an S&P MidCap 400 Company, is a real estate investment trust (“REIT”) that owns and operates multifamily communities across non-gateway U.S. markets. IRT’s investment strategy is focused on gaining scale near major employment centers within key amenity rich submarkets that offer good school districts and high-quality retail. IRT’s main investment objective is to provide attractive risk-adjusted returns to shareholders through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on the Company’s website, www.irtliving.com.

About Centerspace

Centerspace (NYSE: CSR) is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of September 9, 2026, Centerspace owned 47 apartment communities consisting of 10,456 units located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and Utah. Centerspace was named a Top Workplace in 2026 by USA Today and for the seventh consecutive year in 2026 by the Minnesota Star Tribune. For more information, please visit www.centerspacehomes.com.

IRT Investor Relations Contact

Stephanie Krewson-Kelly
267.270.4815
SKrewson@IRTLiving.com

Cautionary Statement Regarding Forward-Looking Information

The information contained or incorporated by reference into this press release may contain certain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Centerspace and IRT, the expected timing of completion of the proposed transaction, and other statements that are not historical facts.  Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below.  Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of those words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial condition, or plans expressed or implied by the forward-looking statements. Although we believe the expectations reflected in these forward-looking statements are based upon reasonable assumptions, we can give no assurance that IRT’s and Centerspace’s expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, undue reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond IRT’s and Centerspace’s control and could differ materially from actual results and performance.

The forward-looking statements in this filing are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Centerspace’s and IRT’s control.

The following factors, among others, could cause IRT’s and Centerspace’s future results to differ materially from those expressed in the forward-looking statements:
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IRT’s and Centerspace’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the transaction;

●	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Centerspace and IRT;
●	the outcome of any legal proceedings that may be instituted against Centerspace or IRT;
●	delays in completing the proposed transaction involving Centerspace and IRT;
●
the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Centerspace and IRT do business;

●	the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;
●	the ability of Centerspace and IRT to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction;
●	diversion of IRT’s and Centerspace’s management’s attention from ongoing business operations and opportunities;
●	potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction;
●	the ability to complete the transaction and integration of Centerspace and IRT successfully;
●	the dilution caused by IRT’s issuance of additional shares of its capital stock in connection with the transaction;

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financing risks, including IRT’s and Centerspace’s potential inability to meet existing covenants in IRT’s and Centerspace’s existing credit facilities or to obtain new debt or equity financing on favorable terms, or at all;

●
uncertain global macro-economic and political conditions, the impact of actual or threatened wars or other international conflicts, such as in Ukraine, the Middle East, and South America, including sanctions imposed by the U.S. and other countries, on inflation, trade, and general economic conditions;

●	deteriorating economic conditions and rising unemployment rates, energy costs, and inflation, in the markets where we own apartment communities or in which we may invest in the future;
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rental conditions in IRT’s and Centerspace’s markets, including occupancy levels and rental rates, IRT’s and Centerspace’s potential inability to renew residents or obtain new residents upon expiration of existing leases, IRT’s and Centerspace’s ability to identify and consummate attractive acquisitions and dispositions on favorable terms, IRT’s and Centerspace’s ability to reinvest sales proceeds successfully, IRT’s and Centerspace’s inability to accommodate any significant decline in the market value of real estate serving as collateral for IRT’s and Centerspace’s debt and mortgage obligations; changes in tax and housing laws, including rent control laws, or other factors;

●	timely access to material and labor required to renovate and maintain apartment communities;
●
adverse changes in IRT’s and Centerspace’s markets, including future demand for apartment homes in those markets, barriers of entry into new markets, limitations on IRT’s and Centerspace’s ability to increase rental rates, IRT’s and Centerspace’s ability to identify and consummate attractive acquisitions and dispositions on favorable terms, IRT’s and Centerspace’s ability to reinvest sales proceeds successfully, and inability to accommodate any significant decline in market value of real estate serving as collateral for IRT’s and Centerspace’s debt and mortgage obligations;

●	the ability of Centerspace to complete its proposed dispositions on a timely basis, or at all;
●	risks that Centerspace’s recently completed or proposed dispositions disrupt current plans and operations; and
●	other factors that may affect the future results of Centerspace and IRT.

Additional factors that could cause results to differ materially from those described above can be found in Centerspace’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2026, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available on the “Investor Relations” section of Centerspace’s website, www.centerspacehomes.com, under the heading “Investors” and in other documents Centerspace files with the SEC, and in IRT’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2026, each of which is on file with the SEC and available on IRT’s website, www.irtliving.com, under the heading “Investors” and in other documents IRT files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above.  Forward-looking statements speak only as of the date they are made and are based on information available at that time.  Neither Centerspace nor IRT assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  If Centerspace or IRT updates one or more forward-looking statements, no inference should be drawn that Centerspace or IRT will make additional updates with respect to those or other forward-looking statements.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, IRT will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Centerspace and IRT and a prospectus of IRT, as well as other relevant documents concerning the proposed transaction.  The proposed transaction involving Centerspace and IRT will be submitted to Centerspace’s shareholders and IRT’s shareholders for their consideration.  This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  INVESTORS, SHAREHOLDERS OF CENTERSPACE AND STOCKHOLDERS OF IRT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and stockholders will be able to obtain the registration statement and the definitive joint proxy statement/prospectus free of charge from the SEC’s website or from Centerspace or IRT.  The documents filed by Centerspace with the SEC may be obtained free of charge at Centerspace’s website at www.centerspacehomes.com or at the SEC’s website at www.sec.gov.  The documents filed by IRT with the SEC may be obtained free of charge at IRT’s website at www.irtliving.com or at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Centerspace, IRT, and certain of their respective trustees or directors, as applicable, and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Centerspace and stockholders of IRT in connection with the proposed transaction.  Information regarding the interests of the trustees or directors, as applicable, and executive officers of Centerspace and IRT and other persons who may be deemed to be participants in the solicitation of shareholders of Centerspace and IRT in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive joint proxy statement/prospectus related to the transaction, which will be filed by Centerspace with the SEC.  Information regarding Centerspace’s trustees and executive officers is available in its definitive joint proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2026, and other documents filed by Centerspace with the SEC.  Information regarding IRT’s directors and executive officers is available in its definitive proxy statement relating to its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2026, and other documents filed by IRT with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC by Centerspace and IRT, respectively.  Free copies of these documents may be obtained as described above under “Important Additional Information.”

No Offer or Solicitation

This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Definitions

EBITDA and Adjusted EBITDA

Each of EBITDA and Adjusted EBITDA is a non-GAAP financial measure. EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as loss on impairment (gain on sale) of real estate, debt extinguishments and acquisition related debt extinguishment expenses, casualty (gains) losses and income (loss) from investments in unconsolidated real estate entities. We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. Our calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, our Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“Core FFO”)

We believe that FFO and Core FFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, loss on impairment (gain on sale) of real estate and unconsolidated real estate entities, and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs.

Core FFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, loan premium accretion and discount amortization and debt extinguishment costs from the determination of FFO.

Our calculation of Core FFO may differ from the methodology used for calculating Core FFO by other REITs and, accordingly, our Core FFO may not be comparable to Core FFO reported by other REITs. Our management utilizes FFO and Core FFO as measures of our operating performance, management believes they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, Core FFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and Core FFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor Core FFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and Core FFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and Core FFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor Core FFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

General and Administrative Expense Load (“G&A Load”)

G&A load is defined as general and administrative expenses plus property management expenses less an estimate of normalized property management expenses (3% of revenue) divided by total assets, where total assets is calculated by dividing forward 12-month NOI by an applicable capitalization rate.

Net Operating Income (“NOI”)

We believe that NOI, a non-GAAP financial measure, is a useful measure of our operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expense, depreciation and amortization, casualty related costs and gains, property management expenses, general and administrative expenses and net gains on sale of assets.

Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same-store and non same-store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Non Same-Store Properties and Non Same-Store Portfolio: Properties that did not meet the definition of a same-store property as of the beginning of the previous year.

Same-Store Properties and Same-Store Portfolio

We review our same-store portfolio at the beginning of each calendar year. Properties are added into the same-store portfolio if they were owned and not a development property at the beginning of the previous year. Properties that are held for sale or have been sold are excluded from the same-store portfolio.

Rent Premium on Value-Add Renovations

The rent premium reflects the per unit per month difference between the rental rate on the renovated unit excluding the impact of upfront concessions, if any, and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. We believe excluding the impact of upfront concessions from our rental rates when comparing to the market rental rates for unrenovated units makes the comparison most relevant and the resulting premium provides management with an indicator of the increased rent generated by the unit renovation.

Renovation Costs per Unit

Renovation costs per unit includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value-add program as those costs relate to the entire program and cannot be allocated to individual projects.

Return on Investment (“ROI”) on Value-Add Renovations

ROI is calculated using the Rent Premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit or the total renovation costs, as applicable. We use ROI on value-add renovation projects to measure the profitability of a renovation project relative to other projects or relative to other uses of our capital.